UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURES
EXHIBIT INDEX

Exhibit 10.1 Employment Agreement between the Company and L. Dwayne Breaux, dated September 29, 2015.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2015, the Board elected L. Dwayne Breaux, age 53, as the Company's Executive Vice President and Chief Operating Officer. Mr. Breaux will oversee the daily field operations of the Company and report directly to the President and Chief Executive Officer. Mr. Breaux has thirty years of experience in the engineering and construction industry spending the last 6 years as President of Wison Offshore & Marine and twelve years with SBM Atlantia, Inc., where he held positions of increasing responsibility including Vice President of Operations.

Contemporaneous with this election, the Company and Mr. Breaux entered into an Employment Agreement (the "Agreement"), which contained the following terms:

•	Initial term expiring June 30, 2018;

•	Annual base salary of $420,000;

•	Eligibility for any other bonus and compensatory plans and perquisites as determined by the Compensation Committee of the Board in its discretion;

•	Car allowance of $1,050.00 per month

•
In the event of Termination without Cause or for Good Reason not during a Protection Period (as such terms are defined in the Agreement), Mr. Breaux will receive severance benefits of: (a) Continued payment of his base salary for a period of twelve months, in accordance with the Company's standard payroll practices; (b) Monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (c) Monthly payment for a period of twelve months of the monthly car allowance; (d) Lump sum payment equal to the most recent bonus awarded to Mr. Breaux pursuant to the NEO Bonus Plan or any predecessor or replacement plan.

•
In the event of Termination without Cause or for Good Reason during a protection period, Mr. Breaux will receive a severance payment, payable in a lump sum, of (a) thirty months of his base salary; (b) thirty times $2,500 to cover transitional expenses, (c) thirty times monthly car allowance, plus (d) 2.5 times the most recent bonus awarded to Mr. Breaux pursuant to the NEO Bonus Plan or any predecessor or replacement plan.

Additionally, on the date of executive of the Agreement, Mr. Breaux was awarded a long term incentive grant valued at $450,000, which was granted 50% restricted stock units and 50% stock options.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: October 1, 2015	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement between the Company and L. Dwayne Breaux, dated September 29, 2015.